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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  June 2, 1999
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                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)


          Michigan                      0-22025                 94-3096597
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  (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)                File Number)        Identification No.)
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  24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan    94-3096597
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  Address of principal executive offices)                           (Zip Code)


  Registrant's telephone number, including area code   (734) 930-5555
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                                Not Applicable
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        (Former name or former address, if changed  since last report)
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Item 5.  Other Events.

     On May 27, 1999 the Registrant sold to one investor for an aggregate purchase price of $3 million: (i) 3,000 shares of its newly created 1999 Series III Convertible Preferred Stock (the "Series III Preferred"), (ii) a warrant to purchase 150,000 shares of the common stock of the Registrant at an exercise price of $2.275, and (iii) a warrant to purchase 150,000 shares of the common stock of the Registrant at an exercise price equal to 130% of an average market price of the Registrants common stock on November 15, 1999, with such date subject to acceleration based upon certain events. The shares of Series III Preferred are convertible, at the option of the holder, into shares of the Registrant's Common Stock at the lower of (i) $2.34, or (ii) a price based on
the market price of the Registrant's Common Stock prior to conversion.   With
limited exceptions, the shares of Series III Preferred are not convertible into Common Stock until November 23, 1999 and, subject to extension under certain circumstances, will automatically convert into Common Stock on May 27, 2002, unless sooner converted. In general, the Registrant may require the holders to convert the Series III Preferred if the average closing bid price of the Registrant's Common Stock exceeds $4.68 for specified periods after May 27, 2000, or upon certain other events.

     The foregoing description of the Series III Preferred financing is qualified in its entirety by the Securities Purchase Agreement, dated May 27, 1998, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 7.  Exhibits.


         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.


               Exhibit
                 No.                               Description
                 --                                -----------

                3.1          Certificate of Designation for 1999 Series III
                             Preferred Stock
                4.1 Securities Purchase Agreement, dated May 27, 1999, by and between the Registrant and RGC International Investors, LDC ("RGC")
                4.2 Registration Rights Agreement dated May 27, 1999, by and between the Registrant and RGC.
                4.3          Stock Purchase Warrants of the Registrant, dated
                             May 27, 1999


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Aastrom Biosciences, Inc.



                                By:  /s/ Todd E. Simpson
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                                     Vice President, Finance and Administration
Date: June 2, 1999                   and Chief Financial Officer (Principal
                                     Financial and Accounting Officer)

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                                 EXHIBIT INDEX
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          Exhibit
            No.                     Description
            --                      -----------

           3.1     Certificate of Designation for 1999 Series III
                   Preferred Stock
           4.1 Securities Purchase Agreement, dated May 27, 1999, by and between the Registrant and RGC International Investors, LDC ("RGC")
           4.2 Registration Rights Agreement dated May 27, 1999, by and between the Registrant and RGC.
           4.3     Stock Purchase Warrants of the Registrant, dated May
                   27, 1999

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